UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2010
FIRST UNITED ETHANOL, LLC
(Exact name of registrant as specified in its charter)

Georgia	000-53039	20-2497196

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4433 Lewis B. Collins Road, Pelham, Georgia	31779

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (229) 522-2822
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On April 2, 2010, the Registrant posted its April 2010 newsletter on its website and sent the newsletter to its unit holders. The newsletter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This Report on Form 8-K is being furnished pursuant to Item 7.01 Regulation FD Disclosure. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits
(a) None.
(b) None.
(c) None.
(d) Exhibits

Exhibit No.	Description

99.1	Newsletter for First United Ethanol, LLC dated April 2010.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED ETHANOL, LLC
April 2, 2010	/s/ Murray L. Campbell
Date	Murray L. Campbell, Chief Executive Officer

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